Exhibit 10.1

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


         This Amendment No. 1 (this "AMENDMENT") is entered into as of August 14, 2001 by and among INSILCO TECHNOLOGIES, INC., a Delaware corporation (the "COMPANY"), T.A.T. TECHNOLOGY INC., a company organized under the laws of Quebec (the "CANADIAN BORROWER"), the undersigned lenders (collectively, the "LENDERS"), BANK ONE, NA, having its principal office in Chicago, Illinois, both as one of the Lenders and as Administrative Agent (the "AGENT") on behalf of itself and the other Lenders, and DLJ Capital Funding, Inc., as Syndication Agent for the Lenders.

                                    RECITALS:

         WHEREAS, the Company, the Canadian Borrower, certain of the Lenders (the "ORIGINAL LENDERS") and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of August 25, 2000 (as amended, supplemented or otherwise modified prior to the date hereof, the "CREDIT AGREEMENT"); and

         WHEREAS, the parties hereto desire to (i) waive certain currently existing Defaults under the Credit Agreement and (ii) amend the Credit Agreement in certain respects more fully described below;

         NOW, THEREFORE, in consideration of the premises herein contained and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

         SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment in accordance with the provisions of SECTION 4 below, the Credit Agreement is hereby amended as set forth in this SECTION 2 below:

         SECTION 2.1. SECTION 1.1 of the Credit Agreement is hereby amended by amending each of the following defined terms in its entirety, in each case to read as follows:

                  "AGENTS" means the Administrative Agent.

                  "AGGREGATE PRO RATA SHARE" means, with respect to any Lender, the percentage obtained by dividing (a) the sum of (i) such Lender's Revolving Loan


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         Commitment at such time and (ii) such Lender's Term Loans (other than
         Term-C Loans) outstanding at such time by (b) the sum of (i) the aggregate amount of all Revolving Loan Commitments at such time and
         (ii) the aggregate amount of all Term Loans (other than Term-C Loans) outstanding at such time; PROVIDED, HOWEVER, if all of the Commitments are terminated pursuant to the terms hereof, then "Aggregate Pro Rata Share" means the percentage obtained by dividing (x) such Lender's outstanding Term Loans (other than Term-C Loans) and Revolving Loans by
         (y) the aggregate outstanding amount of all Term Loans (other than Term-C Loans) and Revolving Loans.

                  "CHANGE IN CONTROL" means (a) the failure of Holdco at any time to own, free and clear of all Liens and encumbrances (other than Liens of the types permitted to exist under CLAUSES (B), (D) and (g) of
         SECTION 7.2.3), all right, title and interest in 100% of the Capital Stock of the Company (other than (i) warrants to purchase common stock and (ii) shares of common stock of the Company issued upon exercise of such warrants); (b) the failure of the Equity Investors, their Affiliates and members of management of the Company and the Restricted Subsidiaries, in the aggregate, at any time to own, free and clear of all Liens and encumbrances (other than Liens of the types permitted to exist under CLAUSE (D) or (G) of SECTION 7.2.3) all right, title and interest in at least 51% (on a fully diluted basis) of the economic and voting interest in the Voting Stock of Holdco.

                  "COMMITTED LOAN" means a Term Loan (other than Term-C Loans), a Committed Revolving Loan or a Swing Line Loan.

                  "EBITDA" means, (I) for any applicable period ending on or prior to December 31, 2001, subject to CLAUSE (B) of SECTION 1.4, the sum for the Company and its Restricted Subsidiaries on a consolidated basis of

                  (a) Net Income;

         PLUS

                  (b) the amount deducted in determining Net Income for such period representing non-cash charges or expenses, including depreciation, amortization, non-cash periodic post-retirement benefits and non-cash expenses related to employee stock options and stock incentive plans (excluding any non-cash charges representing an accrual of or reserve for cash charges to be paid within the next twelve months);

         PLUS

                  (c) the amount deducted in determining Net Income for such period representing income taxes (whether paid or deferred);

         PLUS





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                  (d) the amount deducted in determining Net Income for such period representing interest expense and Transaction Payments;

         PLUS

                  (e) the amount deducted in determining Net Income for such period representing all transaction-related costs and expenses incurred in connection with or relating to the Taylor Sale or the T.A.T. Acquisition;

         PLUS

                  (f) the "Performance Bonus" payable by the Canadian Borrower to David Mesri pursuant to Section 4.1 of the Employment Agreement attached as Schedule B to the T.A.T. Acquisition Agreement and accrued bonuses payable in connection with the Acquisition;

         PLUS

                  (g) to the extent not included in Transaction Payments, deferred compensation or performance bonuses actually paid in cash to members of management in connection with an acquisition permitted pursuant to CLAUSE (B) of SECTION 7.2.8;

         MINUS

                  (h) Restricted Payments of the type referred to in CLAUSE (a) of SECTION 7.2.6 made during such period;

         and (II) for any applicable period ending after December 31, 2001, subject to CLAUSE (B) of SECTION 1.4, the sum for the Company and its Restricted Subsidiaries on a consolidated basis of

                  (a) Net Income;

         PLUS

                  (b) the amount deducted in determining Net Income for such period representing non-cash charges or expenses, including depreciation, amortization, non-cash periodic post-retirement benefits and non-cash expenses related to employee stock options and stock incentive plans (excluding any non-cash charges representing an accrual of or reserve for cash charges to be paid in any subsequent period, other than non-cash charges for post-retirement benefits not exceeding $1,000,000 for any four-Fiscal Quarter period);

         PLUS



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                  (c) the amount deducted in determining Net Income for such period representing income taxes (whether paid or deferred);

         PLUS

                  (d) the amount deducted in determining Net Income for such period representing interest expense and Transaction Payments (excluding Transaction Payments incurred after the Fiscal Quarter ended on or about June 30, 2001, other than fees and expenses incurred in connection with Amendment No. 1);

         PLUS

                  (e) the amount deducted in determining Net Income for such period representing all transaction-related costs and expenses incurred in connection with or relating to the Taylor Sale or the T.A.T. Acquisition (excluding such costs and expenses incurred after the Fiscal Quarter ended on or about June 30, 2001);

         PLUS

                  (f) the "Performance Bonus" payable by the Canadian Borrower to David Mesri pursuant to Section 4.1 of the Employment Agreement attached as Schedule B to the T.A.T. Acquisition Agreement and accrued bonuses payable in connection with the Acquisition (excluding any bonus payments (or similar payments pursuant to any acquisition) made after the Fiscal Quarter ended on or about June 30, 2001).

                  "LENDER PARTIES" means, collectively, the Lenders, the Issuers and the Administrative Agent.

                  "LOAN" means, as the context may require, a Revolving Loan, a Term-A Loan, a Term-B Loan, a Term-C Loan or a Swing Line Loan, of any type, PROVIDED, HOWEVER, that as used in the Collateral Documents, "Loan" shall not include a Term-C Loan.

                  "LOAN DOCUMENT" means this Agreement, the Notes, the Letters of Credit, each Rate Protection Agreement, each Borrowing Request, each Issuance Request, the Administrative Agent Fee Letter, each Pledge Agreement, the Subsidiary Guaranty, the Canadian Collateral Documents, each Mortgage (upon execution and delivery thereof), and each other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document, whether or not specifically mentioned herein or therein, PROVIDED, HOWEVER, that as used in the Collateral Documents, "Loan Document" shall not include the Term-C Notes.

                  "NOTE" means, as the context may require, a Revolving Note, a Term-A Note, a Term-B Note, a Term-C Note or a Swing Line Note, PROVIDED, HOWEVER,




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         that as used in the Collateral Documents, "Note" shall not include the
         Term-C Notes.

                  "OBLIGATIONS" means all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of the Borrowers and each other Obligor arising under or in connection with a Loan Document, including Reimbursement Obligations and the principal of and premium, if any, and interest (including interest accruing during the pendency of any proceeding of the type described in Section 8.1.9, whether or not allowed in such proceeding) on the Loans, PROVIDED, HOWEVER, that as used in the Collateral Documents, "Obligations" shall not include the Term-C Obligations.

                  "OBLIGOR" means a Borrower or any other Person (other than any Secured Party or any Term-C Lender) obligated under any Loan Document.

                  "SECURED PARTIES" means, collectively, the Lender Parties other than the Term-C Lenders and each counterparty to a Rate Protection Agreement that is (or at the time such Rate Protection Agreement was entered into, was) a Lender other than a Term-C Lender or an Affiliate of a Lender other than a Term-C Lender; PROVIDED, HOWEVER, that the Term-C Lenders shall be deemed to be "Secured Parties" solely for the purpose of effectuating, and only to the extent required to effectuate, the Subsidiary Guaranty and the guaranty contained in
         ARTICLE III of the Holdco Guaranty and Pledge Agreement and the covenants of Holdco set forth in SECTIONS 5.6, 5.7, 5.8 and 5.9 thereof (but not for purposes of the benefits of the Collateral covered by the Holdco Guaranty and Pledge Agreement).

                  "STATED MATURITY DATE" means (a) in the case of any Committed Loan (other than a Term- B Loan), the sixth anniversary of the Effective Date, (b) in the case of any Term-B Loan, March 25, 2007, (c) in the case of any Term-C Loan, June 25, 2007 and (d) in the case of any Uncommitted Revolving Loan, the earlier of (i) the Stated Maturity Date for Committed Revolving Loans and (ii) the maturity date that shall have been agreed between the Company and the Lender or Lenders that shall have made, or offered or agreed to make, such Uncommitted Revolving Loan, or, in the case of any such day that is not a Business Day, the first Business Day following such day.

                  "TERM LOANS" means, collectively, the Term-A Loans, the Term-B Loans and the Term-C Loans, PROVIDED, HOWEVER, that as used in the Collateral Documents, "Term Loans" shall not include the Term C-Loans.

                  "TOTAL EXPOSURE AMOUNT" means,

                  (I) on any date of determination on which any Commitments or any Obligations other than Term-C Obligations are outstanding, (a) with respect to any provision of this Agreement other than the declaration of the acceleration of



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

         the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to
         SECTION 8.3, the sum of (i) the aggregate principal amount of all Term Loans (other than Term-C Loans) outstanding at such time, (ii) the aggregate undrawn amount of any Additional Term Loan Commitments then outstanding and (iii) (A) the then effective Revolving Loan Commitment Amount, if there are any Revolving Loan Commitments then outstanding, or (B) if all Revolving Loan Commitments shall have expired or been terminated, the sum of (1) the aggregate principal amount of all Revolving Loans and Swing Line Loans outstanding at such time and (2) the Letter of Credit Outstandings at such time; and (b) with respect to the declaration of the acceleration of the maturity of all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable pursuant to SECTION 8.3, the sum of
         (i) the aggregate principal amount of all Loans (other than Term-C Loans) outstanding at such time and (ii) the Letter of Credit Outstandings at such time, and

                  (II) on any date of determination on which no Commitments or any Obligations other than Term-C Obligations are outstanding, the sum of (a) the aggregate principal amount of all Term-C Loans outstanding at such time and (b) the aggregate amount of accrued and unpaid interest on Term-C Loans outstanding at such time.

                  "TRANCHE" means, as the context may require, the Loans or Commitments constituting Term-A Loans or Additional Term-A Loan Commitments, Term-B Loans or Additional Term-B Loan Commitments, Term-C Loans, Revolving Loans or Revolving Loan Commitments, Swing Line Loans or the Swing Line Loan Commitment.

         SECTION 2.2. SECTION 1.1 of the Credit Agreement is hereby further amended by amending the definition of "APPLICABLE COMMITMENT FEE" by:

                  (i) deleting the word "and" at the end of CLAUSE (a) thereof;

                  (ii) adding immediately after the words "each day thereafter" in CLAUSE (b) thereof the words "to but excluding the First Amendment Date"; and

                  (iii) adding immediately following the table set forth therein, a new CLAUSE (C) to read as follows:

                  and (c) from and after the First Amendment Date, a fee which shall accrue at a rate of 0.75% per annum.

         SECTION 2.3. SECTION 1.1 of the Credit Agreement is hereby further amended by amending the definition of "APPLICABLE MARGIN" by:

                  (i) amending clause (a) thereof to read in its entirety as follows:





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

                           (a) with respect to the unpaid principal amount of
                  each Term-B Loan maintained as a (i) Base Rate Loan, (x) prior to the First Amendment Date, 2.50% per annum and (y) from and after the First Amendment Date, 3.25% per annum and (ii) LIBO Rate Loan, (x) prior to the First Amendment Date, 3.75% per annum and (y) from and after the First Amendment Date, 4.50% per annum;

                  (ii) deleting the word "and" at the end of CLAUSE (b) thereof;

                  (iii) adding immediately after the words "Compliance Certificate described in CLAUSE (B) above" in CLAUSE (c) thereof the words "to but excluding the First Amendment Date" and replacing the period at the end of CLAUSE (c) thereof with a colon; and

                  (iv) adding immediately after the table set forth therein a new CLAUSE (d) to read as follows:

                           (d) at all times on and after the First Amendment
                  Date, with respect to the unpaid principal amount of each (i) Swing Line Loan, Committed Revolving Loan and Term-A Loan maintained as a Base Rate Loan, 2.75% per annum, and (ii) Committed Revolving Loan and Term-A Loan maintained as a LIBO Rate Loan, 4.00% per annum.

         SECTION 2.4. SECTION 1.1 of the Credit Agreement is hereby further amended by adding the word "Adjusted" immediately before the word "EBITDA" in the definition of "FIXED CHARGE COVERAGE RATIO".

         SECTION 2.5. SECTION 1.1 of the Credit Agreement is hereby further amended by deleting the second proviso at the end of the definition of "INTEREST PERIOD" in its entirety and substituting therefor the following:

         PROVIDED, FURTHER, that the applicable Borrower shall not select an Interest Period longer than one month until after the date on which the Compliance Certificate for a four-Fiscal Quarter period ending after the Fiscal Quarter ending on or about March 31, 2002 reports EBITDA for such four-Fiscal Quarter period greater than $45,000,000.

         SECTION 2.6. SECTION 1.1 of the Credit Agreement is hereby further amended by adding at the end of the definition of "UNRESTRICTED SUBSIDIARY" the following sentence:

         Notwithstanding the foregoing, from and after the First Amendment Date, each Subsidiary of the Company shall be a Restricted Subsidiary, and the Company shall not have the right to designate any Subsidiary of the Company as an Unrestricted Subsidiary.





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

         SECTION 2.7. SECTION 1.1 of the Credit Agreement is hereby further amended by adding thereto the following defined terms:

                  "ADJUSTED EBITDA" means, for any applicable period, the sum of EBITDA PLUS Supplemental EBITDA for such period.

                  "AMENDMENT NO. 1" means Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August __, 2001 among the Company, the Canadian Borrower, the Lenders party thereto, the Administrative Agent and the Syndication Agent.

                  "APPLICABLE TERM-C RATE" means at all times during the applicable periods set forth below,

                  (a) from the First Amendment Date to (but excluding) the date upon which the Compliance Certificate for the Fiscal Quarter ending on or about June 30, 2001 is delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1, 30.0% per annum; and

                  (b) at all times after the date of delivery of the Compliance Certificate described in CLAUSE (a) above, the rate determined by reference to the applicable Leverage Ratio set forth below:

                                                                Applicable
                         Leverage Ratio                         Term-C Rate
                         --------------                         -----------
                    greater than 6.0:1                             30.0%

                    greater than 5.0:1 but not
                    greater than 6.0:1                             25.0%

                    greater than 4.0:1 but not
                    greater than 5.0:1                             20.0%

                       less than or equal to 4.0:1                 15.0%

                  The Leverage Ratio used to compute the Applicable Term-C Rate for any day referred to in CLAUSE (b) above shall be the Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Company to the Administrative Agent on or prior to such day pursuant to CLAUSE (c) of SECTION 7.1.1. Changes in the Applicable Term-C Rate resulting from a change in the Leverage Ratio shall become effective on the first day following delivery by the Company to the Administrative Agent of a new Compliance Certificate pursuant to CLAUSE (c) of SECTION
         7.1.1. If the Company shall fail to deliver a Compliance Certificate within the number of days after the end of any Fiscal Quarter as




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

         required pursuant to CLAUSE (c) of SECTION 7.1.1 (without giving effect to any grace period), the Applicable Term-C Rate from and including the first day after the date on which such Compliance Certificate was required to be delivered to the date the Company delivers to the Administrative Agent the next Compliance Certificate shall conclusively equal the highest Applicable Term-C Rate set forth above.

                  "COLLATERAL DOCUMENTS" means each Pledge Agreement, the Canadian Collateral Documents, each Mortgage and each other security agreement, pledge agreement, mortgage, deed of trust, collateral assignment, financing statement or other agreement, document or instrument delivered in connection with this Agreement or any other Loan Document intended to create or evidence any Lien to secure the Obligations (other than Obligations owing to the Term-C Lenders); PROVIDED, HOWEVER, that the Holdco Guaranty and Pledge Agreement shall not be deemed to be a Collateral Document for purposes of the guaranty contained in Article III thereof or SECTIONS 5.6, 5.7, 5.8 and 5.9 thereof.

                  "DEFERRED ACCRUAL DATE" means the date on which the Compliance Certificate for a Fiscal Quarter ending on or after December 31, 2002 is delivered by the Company to the Administrative Agent pursuant to CLAUSE (c) of SECTION 7.1.1 and EBITDA for any period of two consecutive Fiscal Quarters during the four-Fiscal Quarter Period covered by such Compliance Certificate was greater than $38,000,000; PROVIDED, HOWEVER, that the Deferred Accrual Date shall not occur on any date on which a Default shall have occurred and be continuing.

                  "DEFERRED AMENDMENT FEE" means the fee, if any, determined in accordance with SECTION 3.3.4.

                  "DEFERRED INTEREST" means at any time the aggregate amount of interest accrued on Base Rate Loans and LIBO Rate Loans (other than Uncommitted Revolving Loans) pursuant to SECTION 3.2.1(d).

                  "DEFERRED LETTER OF CREDIT FEE" means at any time the letter of credit fee accrued pursuant to SECTION 3.3.3(b).

                  "DEFERRED PAYMENT ALLOCATION DATE" means the earlier to occur of the Deferred Accrual Date and the Deferred Payment Date.

                  "DEFERRED PAYMENT DATE" means the earliest of (i) the date on which all Obligations (other than principal of and accrued interest on the Term-C Loans) have been paid in full in cash, all Letters of Credit have been terminated, expired or Cash Collateralized, all Rate Protection Agreements have been terminated and all Commitments have been terminated, (ii) the date on which the Obligations are accelerated pursuant to SECTION 8.2 or 8.3, and (iii) the applicable Stated Maturity Date.




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

                  "FIRST AMENDMENT DATE" means the effective date of Amendment No. 1.

                  "FUNDED INDEBTEDNESS" means the outstanding principal amount of all Indebtedness of the Company and its Restricted Subsidiaries that
         (i) is of the type referred to in CLAUSE (a) (PROVIDED, HOWEVER, that any Earn-Outs included in Indebtedness under such CLAUSE (A) shall be included as "Funded Indebtedness" at the after-tax amount thereof), (b) or (c), in each case of the definition of "Indebtedness" and (ii) any Contingent Liability in respect of any of the foregoing types of Indebtedness; PROVIDED, HOWEVER, that "Funded Indebtedness" shall not include (A) Deferred Interest, Deferred Letter of Credit Fees or Deferred Amendment Fees, (B) the Term-C Loans or deferred interest thereon or (C) the New Subordinated Notes or deferred interest thereon.

                  "INITIAL TERM-C LENDER" means each of the following:

                        DLJ Merchant Banking Partners II, L.P.
                        DLJ Merchant Banking Partners II-A, L.P.
                        DLJ Offshore Partners II, C.V.
                        DLJ Diversified Partners, L.P.
                        DLJ Diversified Partners-A, L.P.
                        DLJ Millenium Partners, L.P.
                        DLJ Millenium Partners-A, L.P.
                        DLJ EAB Partners, L.P.
                        DLJ ESC II, L.P.
                        Donaldson, Lufkin & Jenrette Securities Corporation (as nominee for EMA 2001 Plan, L.P., DLJ First ESC, L.P., Paradeplatz 2001 Plan, L.P., Credit Suisse First Boston Private Equity, Inc. and CSFB 2001 Investors, L.P.)

                  "NEW SUBORDINATED NOTE" means a note (an "INITIAL NOTE") in the form of EXHIBIT K hereto and any note issued in exchange for, or upon transfer of, any Initial Note (or any note so issued upon exchange or transfer), in each case in accordance with the terms of the Initial Notes or an indenture in the form of Exhibit A to the Initial Notes.

                  "NEW SUBORDINATED NOTES DOCUMENTS" means the New Subordinated Notes and all other instruments, agreements, indentures or other documents evidencing or governing any of the New Subordinated Notes or pursuant to which any New Subordinated Notes are issued.

                  "SUPPLEMENTAL EBITDA" means, for any Fiscal Quarter of the Company, the amount of Net Debt Proceeds deemed received by the Company during such Fiscal Quarter from the incurrence of additional Term-C Loans pursuant to SECTION 2.1.6 (b) and/or the sale or issuance of New Subordinated Notes (in each case calculated as if the term "Net Debt Proceeds" applied to such incurrence, sale or issuance). The aggregate of Supplemental EBITDA for all Fiscal Quarters during the term of this Agreement shall not exceed $30,000,000. Such Net Debt Proceeds shall be deemed to have been received by the Company during a particular Fiscal Quarter to the extent that they are received on or prior to the tenth Business Day after the date on which the Company is required to deliver its Compliance Certificate pursuant to SECTION 7.1.1 (c) with respect to such Fiscal Quarter; PROVIDED, HOWEVER, that (i) if the Company intends to receive such Net Debt Proceeds after the date on which it delivers its Compliance Certificate for such Fiscal Quarter, it shall deliver a notice to such effect together with such Compliance Certificate and shall give the Administrative Agent written notice of the receipt of such Net Debt proceeds within one Business Day after such receipt, and
         (ii) any such Net Debt Proceeds counted as Supplemental EBITDA for a particular Fiscal Quarter shall not count as Supplemental EBITDA for any other Fiscal Quarter. Notwithstanding the foregoing, Net Debt Proceeds shall be deemed to have been received by the Company during any Fiscal Quarter at the end of which the Company is required to comply with the last paragraph of SECTION 7.1.1 only if the Company shall have received such Net Debt Proceeds, and shall have given the Administrative Agent written notice to such effect, not later than the second Business Day prior to the next interest payment date on the 1998 Subordinated Notes.

                  "TERM-C COMMITMENT" means, with respect to each Initial Term-C Lender, such Initial Term-C Lender's commitment to make a Term-C Loan to the Company pursuant to SECTION 2.1.6 (a) in the amount set forth below opposite such Initial Term-C Lender's name:

                            INITIAL TERM-C LENDER                      TERM-C COMMITMENT
                            ---------------------                      -----------------

                  DLJ Merchant Banking Partners II, L.P.                   $ 9,449,000
                  DLJ Merchant Banking Partners II-A, L.P.                 $   376,000
                  DLJ Offshore Partners II, C.V.                           $   465,000
                  DLJ Diversified Partners, L.P.                           $   552,000
                  DLJ Diversified Partners-A, L.P.                         $   205,000
                  DLJ Millenium Partners, L.P.                             $   153,000
                  DLJ Millenium Partners-A, L.P.                           $    30,000
                  DLJ EAB Partners, L.P.                                   $    42,000
                  DLJ ESC II, L.P.                                         $ 1,035,000
                  Donaldson, Lufkin & Jenrette Securities Corporation      $ 2,693,000
                  (as nominee for EMA 2001 Plan, L.P., DLJ First ESC,
                  L.P., Paradeplatz 2001 Plan, L.P., Credit Suisse First
                  Boston Private Equity, Inc. and CSFB 2001 Investors,
                  L.P.)
                                                                           -----------
                                                                           $15,000,000

                  "TERM-C LENDERS" means, collectively, the Initial Term-C Lenders, any Person that shall make a Term-C Loan pursuant to SECTION 2.16(b) and their respective successors and assigns as holders of the Term-C Loans from time to time.

                  "TERM-C LOAN" means a loan made pursuant to SECTION 2.16.

                  "TERM-C OBLIGATIONS" means the Obligations in respect of the Term-C Loans or any guaranty thereof (including, without limitation, pursuant to the Subsidiary Guaranty and the Holdco Guaranty and Pledge Agreement) or otherwise owing to the Term-C Lenders in their capacity as holders of the Term-C Loans, including, without limitation, rights to reimbursement of expenses pursuant to SECTION 11.3 and indemnification pursuant to SECTION 11.4.

         SECTION 2.8. SECTION 1.4(b) of the Credit Agreement is hereby amended by adding at the end thereof the following sentence:

         Notwithstanding the foregoing, for any period ending after December 31, 2001, such computations and calculations shall be made in accordance with the preceding sentence in the case of any Disposition, but not in the case of any acquisition.

         SECTION 2.9. SECTION 2.1.4 of the Credit Agreement is hereby amended by deleting the period at the end of CLAUSE (e) thereof and substituting a semicolon and the word "or" therefor and by adding a new CLAUSE (f) at the end thereof to read as follows:

                  (f) any Uncommitted Revolving Loans on or after the First Amendment Date without the prior written consent of the Required Lenders.

         SECTION 2.10. SECTION 2.1 of the Credit Agreement is hereby amended by adding at the end thereof a new SECTION 2.1.6 to read as follows:

                  SECTION 2.1.6. TERM-C LOANS.

                  (a) On the First Amendment Date, each Initial Term-C Lender shall make a Term-C Loan to the Company in a principal amount equal to the amount of such Initial Term-C Lender's Term-C Commitment by delivering to the Administrative Agent on such date same day funds in Dollars in such amount. To the extent such funds are received from the Initial Term-C Lenders, the Administrative Agent shall make such funds available to the Company by wire transfer to the account the Company shall have specified to the Administrative Agent in writing.

                  (b) From time to time on any Business Day occurring on or after the First Amendment Date but prior to the Stated Maturity date of the Term-C Loans, the Company may request in writing (with a copy to the Administrative Agent) that one or more of the Initial Term-C Lenders or any of their respective Affiliates that shall have been consented to by the Administrative Agent make additional Term-C Loans to it in an aggregate principal amount not to exceed $15,000,000. The Initial Term-C Lenders or any such Affiliate may, but shall have no obligation to, make such Loans. If and to the extent any Initial Term-C Lender or any such Affiliate agrees to make any such additional Term-C Loan, such Initial Term-C Lender or Affiliate shall deliver to the Administrative Agent on the date such additional Term-C Loan is to be made same day funds in Dollars in the principal amount of such additional Term-C Loan. To the extent such funds are received from such Initial Term-C Lender or Affiliate, the Administrative Agent shall make such funds available to the Company by wire transfer to the account the Company shall have specified to the Administrative Agent in writing.

         SECTION 2.11. SECTION 3.1.1(a)(i) of the Credit Agreement is hereby amended (I) by deleting the word "and" at the end of CLAUSE (c) thereof, (ii) by deleting the word "or" at the end of CLAUSE (d) thereof and substituting the word "and" therefor and (iii) by adding a new CLAUSE (e) at the end thereof to read as follows:

                  (E) so long as any Commitments or Obligations other than Term-C Obligations are outstanding, the Company may not voluntarily prepay any Term-C Loans, in whole or in part, or any accrued interest thereon without the prior written consent of the Required Lenders; or

         SECTION 2.12. SECTION 3.1.1(b) of the Credit Agreement is hereby amended by deleting the percentage "50%" therein and substituting the percentage "80%" therefor.

         SECTION 2.13. SECTION 3.1.1(c) of the Credit Agreement is hereby amended by deleting the number "365" in both places such number appears therein and substituting the number "90" therefor.

         SECTION 2.14. SECTION 3.1.1(d) of the Credit Agreement is hereby amended by deleting the percentage "50%" therein and substituting the percentage "100%" therefor and by deleting the ratio "3.50:1" therein and substituting the ratio "2.25:1" therefor.

         SECTION 2.15. SECTION 3.1.1(g) of the Credit Agreement is hereby amended (A) by deleting therefrom in its entirety the table of scheduled principal repayments of the Term-B Loans and substituting the following therefor:

                                                                   Scheduled
                           Period                            Principal Repayment
                           ------                            -------------------

                                                                   Scheduled
                           Period                            Principal Repayment
                           ------                            -------------------

                       First Amendment Date to (and
                           including) 10/15/06                        $375,000

                     10/16/06 to (but not including)
                       the Stated Maturity Date for
                               Term-B Loans
                                                                   $35,250,000

                           Stated Maturity Date                   $105,812,500

and (b) by adding at the end thereof a new paragraph to read as follows:

                  On the Stated Maturity Date for Term-C Loans, the Company shall repay the entire outstanding principal amount of, and all accrued and unpaid interest on, the Term-C Loans. The Company may not (either directly or indirectly through any of its Subsidiaries) voluntarily prepay, redeem or repurchase the Term-C Loans, in whole or in part, or any accrued interest thereon, prior to the Stated Maturity Date for Term-C Loans.

         SECTION 2.16. SECTION 3.1.1(h) of the Credit Agreement is hereby amended by deleting the words "such excess;" at the end thereof and substituting therefor the phrase "the excess of such sum over 100% of the Revolving Loan Commitment Amount then in effect."

         SECTION 2.17. SECTION 3.1.2(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (b) Each prepayment of Loans pursuant to CLAUSES (b), (c), (d) and (e) of SECTION 3.1.1 or CLAUSE (d) of this SECTION 3.1.2 shall be applied (i) FIRST, to the prepayment of Term Loans (other than Term-C Loans), until all Term Loans (other than Term-C Loans) shall have been repaid in full, (ii) SECOND, to the prepayment of Swing Line Loans, until all Swing Line Loans shall have been repaid in full, (iii) THIRD, to the prepayment of Revolving Loans, until all Revolving Loans shall have been repaid in full and (iv) FOURTH, to the Cash Collateralization of Letter of Credit Outstandings.

         SECTION 2.18. SECTION 3.1.2(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (c) Each prepayment of Term Loans made pursuant to CLAUSES
         (a), (b), (c), (d) and (e) of SECTION 3.1.1 shall be applied, (i) except in the case of a payment made pursuant to the last sentence of
         SECTION 3.1.3, on a pro rata basis, to the outstanding principal amount of all remaining Term-A Loans and Term-B Loans

         (PROVIDED, HOWEVER, that prepayments of Term-B Loans shall be applied, FIRST, to Initial U.S. Term-B Loans and Additional Term-B Loans until all Initial U.S. Term-B Loans and Additional Term-B Loans have been repaid in full and, SECOND, to Initial Canadian Term-B Loans) and (ii) in respect of each Tranche of Term Loans, in inverse order of maturity of the remaining scheduled principal payments in respect thereof, until all such Term-A Loans and Term-B Loans have been repaid in full; PROVIDED, HOWEVER, that if the Company at any time elects in writing, in its sole discretion, to permit any Lender that has Term-B Loans to decline to have such Loans prepaid, then any Lender having Term-B Loans outstanding may, by delivering a notice to the Agents at least one Business Day prior to the date that such prepayment is to be made, decline to have such Loans prepaid with the amounts set forth above, in which case 100% of the amounts that would have been applied to a prepayment of such Lender's Term-B Loans, shall instead be applied to a prepayment of the Term-A Loans (until paid in full).

         SECTION 2.19. SECTION 3.1.2(d) of the Credit Agreement is hereby amended by inserting therein immediately after the words "Term Loans" in each place such words appear therein the parenthetical phrase "(other than the Term-C Loans)".

         SECTION 2.20. SECTION 3.2.1 of the Credit Agreement is hereby amended by adding at the end thereof new CLAUSES (d), (e) and (f) read as follows:

                  (d) In addition to interest at the applicable rate set forth in CLAUSES (a) and (b) above, each Base Rate Loan and each LIBO Rate Loan (in each case other than an Uncommitted Revolving Loan) in any currency shall accrue interest on the unpaid principal amount thereof for each day from and including July 1, 2001 to but excluding the earlier of the Deferred Accrual Date and the date such Loan is repaid at the rate of 2% per annum.

                  (e) As of the Deferred Payment Allocation Date, the total sum of each Lender's (other than Term-C Lenders) Deferred Interest, Deferred Letter of Credit Fee and Deferred Amendment Fee on such date shall, if such date is not the Deferred Payment Date, be payable on the Stated Maturity Date applicable to such Lender's Loans and shall in any event bear interest from the Deferred Payment Allocation Date until paid in full at a per annum rate from time to time equal to the LIBO Rate (Reserve Adjusted) for successive one-month Interest Periods commencing on the Deferred Payment Allocation Date plus 4.00% per annum.

                  (f) Each Term-C Loan shall accrue interest on the unpaid principal amount thereof for each day from and including the day upon which such Term-C Loan was made to but excluding the date such Term-C Loan is repaid at a rate per annum equal to the Applicable Term-C Rate on such day. As of each Quarterly Payment Date, all accrued and unpaid interest on the Term-C Loans and on any deferred interest theretofore accrued shall be deemed to be deferred interest, and interest shall thereafter accrue on such deferred interest for each day from and including such Quarterly Payment Date to but excluding the date such deferred interest is repaid at a rate per annum equal to the Applicable Term-C Rate on such day.

         SECTION 2.21. SECTION 3.2.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 3.2.2. POST-MATURITY AND POST-DEFAULT RATES.

                  (a) After the date any principal amount of any Loan (other than a Term-C Loan) shall have become due and payable (whether on the applicable Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation (other than accrued interest, including deferred interest, on Term-C Loans, and other than overdue Reimbursement Obligations which shall bear interest as provided in
         SECTION 2.6.2) of any Borrower shall have become due and payable, the applicable Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to (a) in the case of any overdue principal of Loans, overdue interest thereon, overdue commitment fees or other overdue amounts in respect of Loans or other obligations (or the related Commitments) under a particular Tranche, the rate that would otherwise be applicable to Base Rate Loans (or, in the case of Foreign Currency Loans denominated in a Foreign Currency other than Canadian Dollars, LIBO Rate Loans having an Interest Period of one month beginning on the date such amount shall have become due or the last day of the prior Interest Period applicable thereto) under such Tranche pursuant to
         SECTION 3.2.1 plus 2% per annum, (b) in the case of Uncommitted Revolving Loans, the rate that would otherwise be applicable to such Loans pursuant to CLAUSE (c) of SECTION 3.2.1 plus 2% per annum, and
         (c) in the case of other overdue monetary Obligations, the rate that would otherwise be applicable to Revolving Loans maintained as Base Rate Loans pursuant to SECTION 3.2.1 plus 2% per annum.

                  (b) During the continuance of an Event of Default, the Required Lenders may, at their option, by notice to the Borrowers, declare that each outstanding Loan (other than Term-C Loans) shall bear interest at a rate equal to the rate otherwise applicable thereto plus 2% per annum (but without duplication with respect to overdue principal of Loans or other overdue monetary Obligations to which CLAUSE (A) above shall apply).

         SECTION 2.22. SECTION 3.2.3 of the Credit Agreement is hereby amended by adding at the end thereof a new sentence to read as follows:

         Notwithstanding anything to the contrary contained in this SECTION 3.2.3, Deferred Interest shall be payable on the Deferred Payment Date.

         SECTION 2.23. SECTION 3.3.3 of the Credit Agreement is hereby amended by designating the existing SECTION 3.3.3 as CLAUSE (a) thereof, by deleting the percentage "1.25%" therein and substituting the percentage "2.00%" therefor, and by adding thereto new CLAUSES (B) and (C) to read follows:

                  (b) In addition to the letter of credit fee at the applicable rate set forth in CLAUSE (a) above, each Borrower that shall have requested the issuance of a Letter of Credit agrees to pay to the Administrative Agent, for the PRO RATA account of the applicable Issuer and each other Lender that has a Revolving Loan Commitment, a letter of credit fee, in Dollars, for each day from and including July 1, 2001 to but excluding the Deferred Accrual Date on which there shall be any Letters of Credit requested by it outstanding, with respect to each Letter of Credit requested by it, at the rate of 2% per annum on the Dollar Equivalent of the Stated Amount of each such Letter of Credit outstanding on such day, such fees being payable on the Deferred Payment Date.

                  (c) During the continuance of an Event of Default, the Required Lenders may, at their option, by notice to the Borrowers, declare that the letter of credit fee set forth in CLAUSE (a) above shall be increased by 2% per annum.

         SECTION 2.24. SECTION 3.3 of the Credit Agreement is hereby further amended by adding at the end thereof a new SECTION 3.3.4 to read as follows:

                  SECTION 3.3.4. DEFERRED AMENDMENT FEE. If, as of the Deferred Payment Allocation Date, the sum of the Deferred Interest and the Deferred Letter of Credit Fee payable on such date is less than $7,000,000, the Company agrees to pay to the Administrative Agent, for the account of each Lender (other than the Term-C Lenders) in accordance with its Aggregate Pro Rata Share as of the Deferred Payment Allocation Date, a deferred amendment fee equal to the amount by which $7,000,000 exceeds such sum, such fee being payable on the Deferred Payment Date.

         SECTION 2.25. SECTION 4.8(c) of the Credit Agreement is hereby amended by adding immediately after the word "Lenders" each place such word appears therein the parenthetical phrase "(other than the Term-C Lenders)".

         SECTION 2.26. SECTION 4.9 of the Credit Agreement is hereby amended by adding immediately after the words "Each Lender" and "each Lender" each place such words appear therein the parenthetical phrase "(other than the Term-C Lenders)".

         SECTION 2.27. SECTION 6.6 of the Credit Agreement is hereby amended by deleting the date "March 31, 2000" therein and substituting the date "June 30, 2001" therefor.

         SECTION 2.28. SECTION 6.8 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 6.8. SUBSIDIARIES. The Company has only those Subsidiaries (a) which are identified in AMENDED ITEM 6.8 ("Existing Subsidiaries") of the Disclosure Schedule, or (b) which are permitted to have been acquired in accordance with SECTION 7.2.5 or 7.2.8. As of the First Amendment Date, the Company has only those Subsidiaries which are identified in AMENDED ITEM 6.8 of the Disclosure Schedule.

         SECTION 2.29. SECTION 7.1.1 of the Credit Agreement is hereby amended
(a) by amending CLAUSES (a) and (b) thereof in their entirety to read as follows:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Company (or, if the Company is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), consolidated and consolidating (on a business segment basis) balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter, together with the related consolidated and consolidating (on a business segment basis) statement of operations for such Fiscal Quarter and the related consolidated and consolidating (on a business segment basis) statements of operations and cash flows for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (it being understood that the foregoing requirement (other than with respect to consolidating statements) may be satisfied by delivery of the Company's report to the Securities and Exchange Commission on Form 10-Q, if any), certified by an Authorized Officer that is the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial or accounting officer of the Company;

                  (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Company (or, if the Company is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), a copy of the annual audit report for such Fiscal Year for the Company and its Subsidiaries, including therein a consolidated balance sheet for the Company and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidated statements of operations and cash flows for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Company's report to the Securities and Exchange Commission on Form 10-K, if any), in each case certified (without any Impermissible Qualification) by KPMG LLP or another "Big Five" firm of independent public accountants, together with (i) a certificate from such accountants as to whether, in making the examination necessary for the signing of their report on such annual report by such accountants, they have become aware of any Default in respect of any term, covenant, condition or other provision of this Agreement (including any Default in respect of any of the financial covenants contained in Section 7.2.4) that relates to accounting matters that has occurred and is continuing or, if in the opinion of such accounting firm such a Default has occurred and is continuing, a statement as to the nature thereof, and
         (ii) a consolidating (on a business segment basis) balance sheet for the Company and its Subsidiaries as of the end of such Fiscal Year, together with the related consolidating (on a business segment basis) statements of operations and cash flows for such Fiscal Year.

and (b) by redesignating CLAUSE (i) thereof as CLAUSE (k) and adding thereto immediately after CLAUSE (h) thereof new CLAUSES (i) and (j) to read as follows:

                  (i) as soon as available and in any event within 30 days after the end of each of the first two Fiscal Months of each Fiscal Quarter of the Company, consolidated and consolidating (on a business segment basis) balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Month, together with the related consolidated and consolidating (on a business segment basis) statements of operations for such Fiscal Month and the related consolidated and consolidating (on a business segment basis) statements of operations and cash flows for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, certified by an Authorized Officer that is the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial or accounting officer of the Company;

                  (j) as soon as available and in any event written 20 days after the end of each Fiscal Month of the Company, (A) a cash management report showing the location of all deposit accounts in which cash is maintained, cash balances by business segment as of the end of such Fiscal Month, and the changes in such cash balances from the end of the previous Fiscal Month, and (B) a cash forecast for the three Fiscal Months following such Fiscal Months, in each case such report or forecast to be in a form reasonably acceptable to the Administrative Agent; PROVIDED, HOWEVER, that if any cash management report shows that the sum of total cash as of the date such report plus the unused portion of the Revolving Loan Commitment Amount (net of Letter of Credit Outstandings) as of such date is less than $8,000,000, the Company shall thereafter furnish such cash management report on a weekly basis within 10 days after the end of each week until the Company shall deliver a cash management report showing that such condition has been rectified as of the date of such subsequent report; and

         SECTION 2.30. SECTION 7.1.1 of the Credit Agreement is hereby further amended by adding at the end thereof a new paragraph to read as follows:

                  The Company further agrees that (x) if the Company shall not have complied with CLAUSE (a) above within 40 days after the end of the Fiscal Quarter ending on or about June 30 in any Fiscal Year, then the Company shall, within such 40 days, deliver to the Administrative Agent preliminary (but complete, except with respect to notes) copies of the consolidated financial statements required by CLAUSE (a) (which may be a draft of the Company's report on Form

         10-Q) together with a preliminary (but completed) Compliance Certificate; and (y) within 40 days after the end after the end of each Fiscal Year of the Company, the Company shall deliver to the Administrative Agent preliminary (but complete, except with respect to notes) copies of the consolidated financial statements required by CLAUSE (b) above together with a preliminary (but completed) Compliance Certificate. The delivery of such preliminary copies shall not relieve the Company from its obligation to provide the final documents required by CLAUSES (a), (b) and (c) above within the periods set forth therein. The Administrative Agent shall be entitled to rely on a preliminary Compliance Certificate delivered pursuant to CLAUSE (x) or (y) above that shows the existence of a Default as the basis for delivery of a payment blockage notice pursuant to Section 13.03 of the 1998 Subordinated Note Indenture, but for all other purposes of this Agreement (including the following sentence), a reference to a Compliance Certificate shall mean a final Compliance Certificate delivered pursuant to CLAUSE (c) above. After the date on which a Compliance Certificate reports EBITDA greater than $55,700,000 for a four-Fiscal Quarter period, the Company shall no longer be required to comply with CLAUSE (y) above.

         SECTION 2.31. SECTION 7.2.2 of the Credit Agreement is hereby amended by adding the word "and" at the end of CLAUSE (I) thereof and immediately thereafter adding a new CLAUSE (J) thereto to read as follows:

                  (j) Indebtedness evidenced by New Subordinated Notes of the Company in an aggregate principal amount (excluding accrued and unpaid interest, whether or not deferred) not to exceed $15,000,000 at any time outstanding;

         SECTION 2.32. SECTION 7.2.3 of the Credit Agreement is hereby amended by adding immediately after the word "Obligations" in CLAUSE (b) thereof the parenthetical phrase "(other than Term-C Obligations)".

         SECTION 2.33. SECTION 7.2.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  SECTION 7.2.4. FINANCIAL COVENANTS.

                           (a) ADJUSTED EBITDA. The Company will not permit
                  Adjusted EBITDA for the period of four consecutive Fiscal Quarters ending on the last day of any Fiscal Quarter to be less than the amount set forth below opposite such Fiscal
                  Quarter:

                               Fiscal Quarter                   Adjusted
                             Ending on or about                  EBITDA
                             ------------------                  ------
                                  9/30/01                     $30,000,000
                                  12/31/01                    $12,000,000

                                  3/31/02                     $10,000,000
                                  6/30/02                     $18,000,000
                                  9/30/02                     $27,000,000
                                  12/31/02                    $37,000,000
                                  3/31/03                     $40,000,000
                                  6/30/03                     $43,000,000
                                  9/30/03                     $44,000,000
                                  12/31/03                    $45,000,000
                                  3/31/04                     $46,000,000
                                  6/30/04                     $47,500,000
                                  9/30/04                     $49,000,000
                                  12/31/04                    $50,000,000
                                  3/31/05                     $52,000,000
                                  6/30/05                     $53,000,000
                                  9/30/05                     $55,000,000
                                  12/31/05                    $56,000,000
                                  3/31/06                     $58,000,000
                                  6/30/06                     $59,000,000
                                  9/30/06                     $60,000,000
                                  12/31/06                    $65,000,000
                                 Thereafter                   $68,000,000

                  The foregoing schedule shall be modified automatically for periods ending after December 31, 2003 as follows: If the Compliance Certificate delivered pursuant to SECTION 7.1.1(c) with respect to any Fiscal Year financial statements, beginning with the Fiscal Year ending December 31, 2003, reports EBITDA in an amount exceeding 125% of the scheduled minimum Adjusted EBITDA for such Fiscal Year set forth above, then for each Fiscal Quarter ending after such Fiscal Year, the minimum Adjusted EBITDA shall be the greater of (i) the scheduled minimum Adjusted EBITDA set forth above with respect to such Fiscal Quarter and
         (ii) an amount equal to the lesser of (A) 80% of EBITDA reported for the period of four consecutive Fiscal Quarters ended on the last day of the Fiscal Quarter immediately prior to such Fiscal Quarter and (B) $72,000,000.

                  (b) FUNDED INDEBTEDNESS. The Company will not permit Funded Indebtedness at any time during any period set forth below to be greater than the amount set forth opposite such period:

                                   Period                    Funded Indebtedness
                                   ------                    -------------------
                  6/30/01 through and including the last
                  day of the Fiscal Quarter ending
                  12/31/02                                       $355,000,000

                  1/1/03 through and including the last
                  day of the Fiscal Quarter ending
                  12/31/03                                       $350,000,000

                  1/1/04 through and including the last
                  day of the Fiscal Quarter ending
                  12/31/04                                       $340,000,000

                  1/1/05 through and including the last
                  day of the Fiscal Quarter ending
                  12/31/05                                       $330,000,000

                  1/1/06 through and including the last
                  day of the Fiscal Quarter ending
                  12/31/06                                       $320,000,000

                  Thereafter                                     $315,000,000

                  (c) FIXED CHARGE COVERAGE RATIO. The Company will not permit the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter ending on or after December 31, 2003 to be less than 1.00:1.

         SECTION 2.34. SECTION 7.2.5 of the Credit Agreement is hereby amended as follows:

         (a) CLAUSE (b) of SECTION 7.2.5 is amended by adding at the end thereof the following:

         PROVIDED, HOWEVER, that from and after the date that is 30 days after the First Amendment Date, Cash Equivalent Investments of the Company and its U.S. Subsidiaries in excess of $8,000,000 in the aggregate at any time shall not be permitted unless such Cash Equivalent Investments are held or maintained in accounts at Bank One or an Affiliate of Bank One and subject to a first priority perfected security interest in favor of the Administrative Agent pursuant to Collateral Documents in form and substance reasonably satisfactory to the Administrative Agent;

         (b) CLAUSES (e), (g) and (k) of SECTION 7.2.5 are deleted in their entirety and in each case "[intentionally omitted]" substituted therefor;

         (c) CLAUSES (o) and (q) of SECTION 7.2.5 are each amended by adding at the end of each thereof the following:

         PROVIDED, HOWEVER, that no such Investment shall be made on or after the First Amendment Date;

         (d) CLAUSE (p) of SECTION 7.2.5 is deleted in its entirety and "[intentionally omitted]" substituted therefor.

         SECTION 2.35. SECTION 7.2.6 of the Credit Agreement is hereby amended by deleting CLAUSE (c) thereof in its entirety and substituting "[intentionally omitted]" therefor.

         SECTION 2.36. SECTION 7.2.7 of the Credit Agreement is hereby amended by amending CLAUSE (a) thereof in its entirety to read as follows:

                  (a) The Company will not, and will not permit any Restricted Subsidiary to, make or commit to make Capital Expenditures in any Fiscal Year ending on or after December 31, 2001, except Capital Expenditures of the Company and the Restricted Subsidiaries not to exceed $8,000,000 in the aggregate in the case of any Fiscal Year ending on or prior to December 31, 2004, and $10,000,000 in the aggregate in the case of any Fiscal year ending after December 31, 2004; PROVIDED, HOWEVER, that (i) if any Compliance Certificate delivered pursuant to SECTION 7.1.1 (c) reports EBITDA greater than $45,000,000 but less than or equal to $55,000,000 for the four-Fiscal Quarter period covered by such Compliance Certificate, then maximum permitted Capital Expenditures for the Fiscal Year in which such four-Fiscal Quarter period ends (or, if such period is a Fiscal Year, then for the following Fiscal Year) shall be $10,000,000, and (ii) if any Compliance Certificate delivered pursuant to SECTION 7.1.1(c) reports EBITDA greater than $55,000,000 for the four-Fiscal Quarter period covered by such Compliance Certificate, then maximum permitted Capital Expenditures for the Fiscal Year in which such four-Fiscal Quarter period ends (or, if such period is a Fiscal Year, then for the following Fiscal Year) shall be $12,000,000.

         SECTION 2.37. SECTION 7.2.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 7.2.10. MODIFICATION OF CERTAIN AGREEMENTS. The Company will not, and will not permit any of its Restricted Subsidiaries to, consent to any amendment, supplement, amendment and restatement, waiver or other modification of any of the terms or provisions contained in, or applicable to, the Transaction Agreement, the Investors' Agreement, the 1998 Subordinated Note Documents or the New Subordinated Note Documents or any schedules, exhibits or agreements related thereto (the "RESTRICTED AGREEMENTS"), in each case which would materially adversely affect the rights or remedies of the Lenders, or any Obligor's ability to perform under any Loan Document or which would (a) decrease the cash consideration payable in respect of the Divestiture, (b) increase the Company's or any Restricted Subsidiary's obligations or liabilities, contingent or otherwise (other than adjustments to the cash consideration payable in respect of the Divestiture made pursuant to the terms of such Transaction Agreement),
         (c) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to the Indebtedness evidenced by the 1998 Subordinated Notes, the New Subordinated Notes or any such Restricted Agreement, advance any dates upon which payments of principal or interest are due thereon or change any of the covenants with respect thereto in a manner which is more restrictive to the Borrower or any of its Restricted Subsidiaries or (d) in the case of any 1998 Subordinated Notes Documents or any New Subordinated Note Documents, change the subordination provisions thereof (including any default or conditions to an event of default relating thereto), or change any collateral therefor (other than to release such collateral), if (in the case of this CLAUSE (d)), the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the 1998 Subordinated Notes, the New Subordinated Notes or any such Restricted Agreement (or a trustee or other representative on their behalf)

         SECTION 2.38. SECTION 7.2.11 of the Credit Agreement is hereby amended by adding at the end of CLAUSE (c) thereof a new proviso to read as follows:

         PROVIDED, HOWEVER, that payments in respect of such obligations to DLJ Merchant Banking II, Inc. and its successors and assigns shall not exceed $250,000 in the aggregate during any twelve-month period,

         SECTION 2.39. SECTION 7.2 of the Credit Agreement is hereby further amended by adding at the end thereof two new subsections to read as follows:

                  SECTION 7.2.16. CONTINGENT PAYMENTS. The Company will not, and will not permit any Restricted Subsidiary to, enter into any contract or agreement with, or otherwise become obligated to, any Person for professional financial advisory, restructuring, investment banking or other similar services providing for actual and/or contingent payments by the Company and/or any Restricted Subsidiary in excess of $2,000,000 in the aggregate.

                  SECTION 7.2.17. PREPAYMENTS. The Company will not, and will not permit any Restricted Subsidiary to, either directly or indirectly, voluntarily redeem, retire or otherwise pay or defease prior to their scheduled maturity, or accelerate the maturity of, the 1998 Subordinated Notes or the New Subordinated Notes.

         SECTION 2.40. SECTION 8.1.4 of the Credit Agreement is hereby amended by deleting therefrom the words "at the direction of" and substituting the word "or" therefor.

         SECTION 2.41. SECTION 8.3 of the Credit Agreement is hereby amended by adding at the end thereof the following sentences:

         Anything in this SECTION 8.3 to the contrary notwithstanding, if the Administrative Agent shall declare any portion of the Revolving Loans, Term-A Loans or Term-B Loans outstanding to be due and payable, or require any Borrower to Cash Collateralize any Letter of Credit Outstandings, in any such case pursuant to this SECTION 8.3, it shall, unless consented to in writing by Term-C Lenders holding at least 51% of the aggregate principal amount of Term-C Loans then outstanding, declare an equal portion of the Term-C Loans outstanding to be due and payable. Upon and after the acceleration of any Term-C Obligations pursuant to this SECTION 8.3, (i) each Term-C Lender shall have the right to seek payment directly from the Company or any other Obligor with respect to such Term-C Obligations that have become due and payable and to pursue any available remedies to enforce payment of its Term-C Obligations, and (ii) neither the Administrative Agent nor any Lender other than the Term-C Lenders shall be required to pay to or share with any Term-C Lender any portion of any payment or other recovery the Administrative Agent or such other Lender receives pursuant to this Agreement or any other Loan Document or otherwise applies to any of the Obligations other than the Term-C Obligations.

         SECTION 2.42. SECTION 9.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  SECTION 9.9. CO-DOCUMENTATION AGENTS, ETC. Notwithstanding anything else to the contrary contained in this Agreement or any other Loan Document, neither the Lead Arranger nor any Lender identified on the signature pages of this Agreement as the "Syndication Agent" or a "Co-Documentation Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement (or any other Loan Document) other than those applicable to all Lenders as such. Without limiting the foregoing, the Lenders so identified as the "Syndication Agent" or a "Co-Documentation Agent" shall not have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Lender so identified as the "Syndication Agent" or a "Co-Documentation Agent" in deciding to enter into this Agreement and each other Loan Document to which it is a party or in taking or not taking action hereunder or thereunder.

         SECTION 2.43. SECTION 9.11 of the Credit Agreement is hereby amended by adding immediately after the words "Lender Party" and "Lender Parties" in each place such words appear therein the parenthetical phrase "(other than the Term-C Lenders)".

         SECTION 2.44. SECTION 11.1(a) of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

         ; PROVIDED, HOWEVER, that the release of all or substantially all of the Collateral shall not require the consent of any Term-C Lender.

         SECTION 2.45. SECTION 11.1(c) of the Credit Agreement is hereby amended by adding thereto, immediately after the words "any Loan or any Reimbursement Obligation" in the second place such words appear therein and prior to the comma, the words "or change the currency in which any Loan or any Reimbursement Obligation is payable".

         SECTION 2.46. SECTION 11.1(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                  (e) No such amendment, modification or waiver shall be effective if it would amend, modify or waive the provisions of CLAUSE
         (a)(i) of SECTION 3.1.1 or CLAUSE (b) of SECTION 3.1.2 or effect any amendment, modification or waiver that by its terms adversely affects the rights of Lenders participating in any Tranche (other than the Tranche consisting of Term-C Loans) differently from those of Lenders participating in other Tranches, unless such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the aggregate amount of Loans outstanding under the Tranche or Tranches (other than the Tranche consisting of Term-C Loans) affected by such modification, or, in the case of a modification affecting the Revolving Loan Commitments, the Lenders holding at least 51% of the Revolving Loan Commitments.

         SECTION 2.47. SECTION 11.1 of the Credit Agreement is hereby further amended by adding immediately after CLAUSE (e) thereof a new CLAUSE (f) to read as follows:

                  (f) No such amendment, modification or waiver of any Loan Document other than a Collateral Document shall be effective if it would (i) modify the last two sentences of SECTION 8.3 or (ii) by its terms expressly impose any additional obligation on, or change or condition any rights of, the Term-C Lenders without imposing such additional obligation on, or so changing or conditioning the rights of, the other Lenders, unless, in each such case, such amendment, modification or waiver shall have been consented to by the holders of at least 51% of the aggregate principal amount of Term-C Loans outstanding.

         SECTION 2.48. SECTION 11.3 of the Credit Agreement is hereby amended by adding a sentence at the end thereof to read as follows:

         Notwithstanding anything contained in this SECTION 11.3 to the contrary, any reimbursement or other payment by the Company pursuant to this SECTION 11.3 to any Term-C Lender shall be payable on the earliest of (i) the Stated Maturity Date for Term-C Loans, (ii) the date upon which all principal of and interest on the Term-C Loans is paid in full and (iii) the date on which any Term-C Obligations are accelerated pursuant to SECTION 8.3; PROVIDED, HOWEVER, that this sentence shall not apply to any Person to the extent that such Person has a right to reimbursement from the Company in any capacity other than as a Term-C Lender.

         SECTION 2.49. SECTION 11.4 of the Credit Agreement is hereby amended by adding a sentence at the end thereof to read as follows:

         Notwithstanding anything contained in this SECTION 11.4 to the contrary, any indemnification or other payment by the Company pursuant to this SECTION 11.4 to any Term-C Lender or any Affiliate of a Term-C Lender, or any of their respective partners, officers, directors, employees or agents, or any other Person controlling any of the foregoing within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, shall be due and payable on the earliest of (i) the Stated Maturity Date for the Term-C Loans, (ii) the date upon which all principal of and interest on the Term-C Loans is paid in full and (iii) the date on which any Term-C Obligations are accelerated pursuant to
         SECTION 8.3; PROVIDED, HOWEVER, that this sentence shall not apply to any such Indemnified Party to the extent that its right to indemnification arises other than as a Term-C Lender or by virtue of its relationship to a Term-C Lender.

         SECTION 2.50. SECTION 11.11.1 of the Credit Agreement is hereby amended by amending CLAUSE (a) thereof in its entirety to read as follows:

                  (a) with the written consents of the Administrative Agent and (in the case of any assignment of participations in Letters of Credit or Revolving Loan Commitments) the Issuers (which consents (i) shall not be unreasonably delayed or withheld and (ii) shall not be required in the case of assignments made by DLJ or any of its Affiliates), may at any time assign and delegate to one or more commercial banks, funds that are regularly engaged in making, purchasing or investing in loans or securities, or other financial institutions, and

         SECTION 2.51. The Disclosure Schedule to the Credit Agreement is hereby amended by amending ITEMS 6.8 (Existing Subsidiaries), 7.2.2(a)(i) (Ongoing Indebtedness), 7.2.3(a) (Ongoing Liens) and 7.2.5(A) (Ongoing Investments) in their entirety as set forth in the Disclosure Schedules attached hereto.

         SECTION 2.52. The Credit Agreement is hereby further amended by deleting EXHIBITS E (Form of Compliance Certificate) and I (Form of Lender Assignment Agreement) thereto in their entirety and substituting therefor AMENDED EXHIBITS E and I, respectively, attached hereto, and by adding thereto a new EXHIBIT A-5 (Form of Term-C Note) in the form of EXHIBIT A-5 attached hereto and a new EXHIBIT K (Form of New Subordinated Note) in the form of EXHIBIT K attached hereto.

         SECTION 3. WAIVER. Upon the effectiveness of this Amendment in accordance with the provisions of SECTION 4 below, the Lenders hereby specifically waive the violation of SECTIONS 7.2.4(a), (b) and (c) of the Credit Agreement and any Default caused thereby to the extent such violation or Default was caused by the Company's failure to maintain the Leverage Ratio, the Interest Coverage Ratio and the Fixed Charge Coverage Ratio as of the end of the Fiscal Quarter ended on or about June 30, 2001. This specific waiver applies only to the above-specified violation and Default and only during the period from June 30, 2001 through the date hereof. This specific waiver is limited to the express circumstances described herein and shall not be construed to constitute (i) a waiver of any other event, circumstance or condition or of any other right or remedy available to the Administrative Agent or any Lender pursuant to the Credit Agreement or any other Loan Document or (ii) a consent to any departure by the Company or any Restricted Subsidiary from any other term or requirement of the Credit Agreement.

         SECTION 4. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective and be deemed effective as of the date hereof (the "EFFECTIVE DATE") if, and only if, each of the following conditions shall have been satisfied:

         SECTION 4.1. The Agent shall have received each of the following:

                  (a) counterparts of this Amendment duly executed by the Company, the Canadian Borrower, the Required Lenders, the Initial Term-C Lenders (as defined in the Credit Agreement as amended hereby) and the Administrative Agent;

                  (b) counterparts of the Master Reaffirmation Agreement of even date herewith duly executed by each of the Obligors pursuant to which each Obligor reaffirms each of the other Loan Documents to which it is a party;

                  (c) a Secretary's Certificate from each Obligor duly executed by the Secretary or an Assistant Secretary of such Obligor certifying
         (i) the incumbency of officers of such Obligor executing and delivering documents on behalf of such Obligor, (ii) a resolution of the Board of Directors of such Obligor authorizing the transactions contemplated by this Amendment, (iii) the Certificate or Articles of Incorporation of such Obligor and (iv) the By-laws of such Obligor; and

                  (d) an opinion addressed to the Agent and the Lenders from Davis Polk & Wardwell, special New York counsel to each of the Obligors, in form and substance satisfactory to the Agent.

         SECTION 4.2. The Agent shall have received from the Company, for the account of the Original Lenders, an amendment fee equal to 0.25% of the sum of the Revolving Loan Commitment Amount and the aggregate outstanding principal balance of the Term-A Loans and Term-B Loans as of the Effective Date.

         SECTION 4.3. The Agent shall have received from the Initial Term-C Lenders, for the account of the Company, funds in the aggregate amount of $15,000,000 as proceeds of the Term-C Loans contemplated to be made on the Effective Date pursuant to the Credit Agreement as amended hereby.

         SECTION 4.4. Prior to the Effective Date, the Company shall have voluntarily reduced the Revolving Loan Commitment Amount to $44,000,000 pursuant to SECTION 2.2.1 of the Credit Agreement.

         SECTION 4.5. The Agent shall have received from the Company payment of all fees and expenses of Sidley Austin Brown & Wood then invoiced.

         SECTION 5. DIRECTION BY LENDERS. The Required Lenders hereby authorize and direct the Agent to execute and deliver the Intercreditor Agreement on behalf of the Original Lenders.

         SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Lenders that, as of the Effective Date after giving effect to this Amendment, (a) there exists no Default, and (b) the representations and warranties contained in ARTICLE VI of the Credit Agreement are true and correct as of the Effective Date after giving effect to this Amendment, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

         SECTION 7. COVENANT. The Company hereby agrees as follows:

         SECTION 7.1. The Company will, and will cause each applicable Subsidiary to, execute and deliver to the Agent, promptly upon the Agent's request, account control agreements in form and substance reasonably satisfactory to the Agent with respect to the deposit accounts listed on
SCHEDULE 1 attached hereto.

         SECTION 7.2. Within 60 days after the Effective Date, the Company will, and will cause each applicable Subsidiary to, comply with SECTION 7.1.7(B) of the Credit Agreement, as amended hereby, with respect to the Capital Stock of the Subsidiaries listed on SCHEDULE 2 attached hereto.

         SECTION 7.3. Within 60 days after the Effective Date, the Company will, and will cause each applicable Subsidiary to, comply with SECTION 7.1.8(b) of the Credit Agreement, as amended hereby, with respect to the real properties listed on SCHEDULE 3 attached hereto; PROVIDED, HOWEVER, that title insurance and surveys shall not be required except as requested by the Administrative Agent in its reasonable discretion.

         SECTION 8. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

         SECTION 8.1. Upon the effectiveness of this Amendment pursuant to
SECTION 4 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

         SECTION 8.2. Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         SECTION 8.3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of
(i) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, or (ii) any Default under the Credit Agreement.

         SECTION 9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 11. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                 BANK ONE, NA,
                                 as Administrative Agent


                                 By:  /s/ Kevin Christensen
                                    ---------------------------------
                                          Name: Kevin Christensen
                                          Title: First Vice President

                                 DLJ MERCHANT BANKING PARTNERS II, L.P.,
                                 a Delaware Limited Partnership


                                 By:  DLJ Merchant Banking II, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ MERCHANT BANKING PARTNERS II-A,
                                 L.P., a Delaware Limited Partnership


                                 By:  DLJ Merchant Banking II, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:


                                 DLJ OFFSHORE PARTNERS II, C.V.,
                                  a Netherlands Antilles Limited Partnership


                                 By:  DLJ Merchant Banking II, Inc.,
                                       as advisory general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ DIVERSIFIED PARTNERS, L.P.,
                                 a Delaware Limited Partnership


                                 By:  DLJ Diversified Partners, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:


                                 DLJ DIVERSIFIED PARTNERS-A, L.P.,
                                 a Delaware Limited Partnership


                                 By:  DLJ Diversified Partners, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ MILLENIUM PARTNERS, L.P.,
                                 a Delaware Limited Partnership


                                 By:  DLJ Merchant Banking II, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ MILLENIUM PARTNERS-A, L.P.


                                 By:  DLJ Merchant Banking II, Inc.,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ EAB PARTNERS, L.P.


                                 By:  DLJ LBO Plans Management Corporation,
                                       as managing general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DLJ ESC II, L.P.


                                 By:  DLJ LBO Plans Management Corporation,
                                       as general partner


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title:

                                 DONALDSON, LUFKIN & JENRETTE SECURITIES
                                 COPORATION as authorized signatory and nominee for EMA 2001 Plan, L.P., DLJ First ESC, L.P., Docklands 2001 Plan, L.P., Paradeplatz 2001 Plan, L.P., Credit Suisse First Boston Private Equity, Inc. and CSFB 2001 Investors, L.P.


                                 By: /s/ George Peinado
                                    ---------------------------------
                                          Name: George Peinado
                                          Title: